DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2012

On August 23, 2012, the Board of Trustees of Delaware VIP Trust voted to approve changes relating to the way the Series defines small and mid cap size companies. These changes will be effective immediately.

The following replaces the information in the first paragraph of the section entitled, “Series Summary – Delaware VIP Smid Cap Growth Series - WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?”:

The Series invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the U.S. economy.  Under normal circumstances, the Series invests at least 80% of its net assets in securities of small-and mid-capitalization companies (80% policy). The Series’ 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. For purposes of this Series, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Growth Index.  The two indices listed above are for purposes of determining range and not for targeting portfolio management.   As of June 29, 2012, the Russell 2000 Growth Index had a market capitalization range between $10.7 million and $3.8 billion, and the Russell Midcap Growth Index had a market capitalization range between $252.4 million and $18.6 billion. The market capitalization range for the indices listed above will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 30, 2012.